Exhibit 99.1

October 16, 2012 Hillenbrand announces the acquisition of Coperion

2 Disclosure regarding forward-looking statements Throughout this presentation, we make a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As the words imply, forward-looking statements are statements about the future, as contrasted with historical information. Our forward-looking statements are based on assumptions and current expectations of future events that we believe are reasonable, but by their very nature they are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections. Words that could indicate we’re making forward-looking statements include the following: This isn’t an exhaustive list, but is simply intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking. Here’s the key point: Forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements. Any number of factors — many of which are beyond our control — could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: the outcome of any legal proceedings that may be instituted against Hillenbrand, Coperion or others following the Coperion acquisition; risks that the Coperion acquisition disrupts current operations or poses potential difficulties in employee retention or otherwise affects financial or operating results; the ability to recognize the benefits of the acquisition, including potential synergies and cost savings, or the failure of the acquired company to achieve its plans and objectives generally; global market and economic conditions, including those related to the credit markets; volatility of our investment portfolio; adverse foreign currency fluctuations; ongoing involvement in claims, lawsuits and governmental proceedings related to operations; labor disruptions; the dependence of our business units on relationships with several large national providers; increased costs or unavailability of raw materials; continued fluctuations in mortality rates and increased cremations; competition from nontraditional sources in the funeral products business; cyclical demand for industrial capital goods; and certain tax-related matters. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in item 1A of Hillenbrand’s Annual Report on Form 10-K for the year ended September 30, 2011, filed with the Securities and Exchange Commission (SEC) November 28, 2011. The company assumes no obligation to update or revise any forward-looking information.

3 Teleconference call participants Prepared Remarks Ken Camp – Hillenbrand President and CEO Joe Raver – Hillenbrand Process Equipment Group President Questions and Answers Ken Camp – Hillenbrand President and CEO Joe Raver – Hillenbrand Process Equipment Group President Cindy Lucchese – Hillenbrand CFO Guenter Bachmann – Coperion CEO For more information after the call: Chris Gordon – Hillenbrand Director Investor Relations Phone: (812) 931-5001 Email: chris.gordon@hillenbrand.com

The estimated total purchase price is €408 million * Estimated ** Calculated using $1.30/Euro conversion rate Hillenbrand to acquire Coperion GmbH 4

86% annual revenue growth since FY10; 13% organic revenue growth since FY11 Adjusted EBITDA margins consistently at or above 20% 5 The Process Equipment Group has delivered double digit top and bottom line growth FY12 based upon preliminary estimates FY10 includes six months of activity as K-Tron was acquired in April 2010 Adjusted EBITDA excludes expenses associated with business acquisitions and restructurings $ - $50 $100 $150 $200 $250 $300 $350 $400 FY10 FY11 FY12 PEG Revenue $ in millions $ - $10 $20 $30 $40 $50 $60 $70 $80 $90 FY10 FY11 FY12 PEG Adjusted EBITDA $ in millions

6 Improved geographical balance Reduced reliance upon deathcare Coperion reduces Hillenbrand’s reliance on death care and diversifies its revenue sources across products and geographies Pre-Transaction Post-Transaction

7 Existing Process Equipment Group companies serve a variety of industries and customers K-Tron Rotex TerraSource

8 Coperion interfaces and overlaps with all the existing Process Equipment Group companies and accelerates their strategy K-Tron Rotex TerraSource Coperion

9 The Coperion acquisition transforms Hillenbrand Financial Adds almost $700M of revenue, resulting in ~$1.7B total HI revenue Attractive top line and bottom line growth Immediately accretive to earnings, net of acquisition costs Strategic Significant step forward in diversification strategy Process Equipment Group now 2/3 of revenue Accelerates Process Equipment Group growth strategy Operational and Cultural Significant benefits expected from application of lean principles Provides experienced global management team Strong cultural fit

10 Coperion interfaces and overlaps with all the existing Process Equipment Group companies and accelerates their strategy K-Tron Rotex TerraSource Coperion

11 Coperion accelerates every dimension of the Process Equipment Group growth strategy Leverage HI competencies to optimize organizational infrastructure Develop new products & applications expertise to penetrate growing markets Expand in underpenetrated geographies Establish scale & scope needed to accelerate global growth

12 Coperion offers end-to-end solutions for a wide range of customers around the globe compounding extrusion materials handling service

13 Coperion has great strength in Europe and Asia Americas EMEA Asia

14 and the combined capabilities of Coperion and Process Equipment Group will yield strength across all regions Americas EMEA Asia

15 The Coperion acquisition provides compelling strategic and financial benefits Accelerated Revenue Growth Accelerated Global Expansion Improved Margin Performance

Revenue growth for The Process Equipment Group * Calculated using $1.30/Euro conversion rate ** Excludes 6.7 million Euro of restructuring charges Coperion will add nearly $700 million of revenue 16

The Process Equipment Group will generate more than $1 billion in revenue annually and grow at attractive rates * Combined 2013 revenue assuming 12 months of revenue for Coperion Mid-high single digit organic revenue growth EBITDA growth at a faster rate (low to mid teens) $1 B (+) Revenue 2013* 2017 17

18 Coperion interfaces and overlaps with all the existing Process Equipment Group companies and accelerates their strategy K-Tron Rotex TerraSource Coperion

19 Coperion is led by a world class multi-lingual executive team with extensive global experience Axel Kiefer COO & Member of the Executive Board 15+ years experience with Coperion Significant corporate finance background Vast global industrial experience Guenter Bachmann CEO, CFO & Chairman of the Executive Board 8+ years with Coperion, 5+ years as the CEO Significant previous CEO experience with global companies Strong global industrial executive experience Extensive executive experience in the US and Asia Thomas Kehl COO & Member of the Executive Board 4+ years with Coperion Significant executive experience in global industrial companies Vast executive experience in US

On a combined basis, Hillenbrand and Coperion will generate strong revenue and adjusted EBITDA growth 20 Revenue approaches $2B by 2014 $1B * 2012 2014 2013 * 2012 estimate, rounded to the nearest billion (revenue) or 100 million (adjusted EBITDA). Adjusted EBITDA excludes restructuring, business acquisition costs, antitrust litigation and long-term incentive compensation related to the international integration. ** Lower relative adjusted EBITDA margin of Coperion results in CAGR lower than revenue, absolute growth higher on an organic basis Adjusted EBITDA grows faster than revenue on an organic basis > 30% CAGR $200M * 2012 2014 2013 > 20% CAGR**

Questions? 21

Appendix 22

23 Disclosure regarding non-GAAP measures While we report financial results in accordance with accounting principles generally accepted in the United States (GAAP), we also provide certain non-GAAP operating performance measures. These non-GAAP measures exclude expenses associated with backlog amortization, antitrust litigation, business acquisitions and restructuring, and long-term incentive compensation related to the international integration as well as the related income tax. This non-GAAP information is provided as a supplement, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. We use this information internally to make operating decisions and believe it is helpful to investors because it allows more meaningful period-to-period comparisons of our ongoing operating results. The information can also be used to perform trend analysis and to better identify operating trends that may otherwise be masked or distorted by these types of items. Finally, the Company believes such information provides a higher degree of transparency for certain items. Investors should consider non-GAAP measures in addition to, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.